                                                                      EXHIBIT 99

[NUVEEN INVESTMENTS LOGO]


FOR IMMEDIATE RELEASE                           CONTACT:    LAUREL O'BRIEN
ATTN: BUSINESS/FINANCIAL EDITORS                            MEDIA RELATIONS
                                                            (312) 917-8254



            NUVEEN INVESTMENTS REPORTS RECORD FIRST QUARTER EARNINGS
              ALSO ANNOUNCES CHANGE IN ACCOUNTING FOR STOCK OPTIONS

CHICAGO, IL, APRIL 20, 2004 -- Nuveen Investments, Inc. (NYSE: JNC) today reported record net income of $40.0 million for the quarter ended March 31, 2004, a 23% increase over the first quarter of 2003. Earnings per share (diluted) were $0.42 for the quarter, up 24% from the same period last year. Operating revenues for the quarter were $119.7 million, up 18% from 2003.

Gross sales of investment products in the first quarter were a record $6.1 billion, with positive net flows of $3.8 billion. Gross sales of retail and institutional managed accounts totaled $4.7 billion. Sales of closed-end exchange-traded funds were $1.0 billion and sales of mutual funds were $0.4 billion.

Total assets under management were $101 billion at March 31, 2004, as compared to $81 billion a year ago and $95 billion at December 31, 2003. The 24% increase in assets under management from a year ago was driven by $11.1 billion in positive net flows and $8.4 billion of market appreciation.

Commenting on the Company's results, Nuveen Investments' Chairman Tim Schwertfeger said, "We are very pleased to report strong results across the full range of our businesses this quarter. Record asset and earnings growth reflect the successful transformation of our Company well beyond our municipal heritage through expanded investment capabilities, client relationships and investment offerings over the last several years. Our deeply specialized investment teams and their commitment to long-term investing disciplines has enabled us to deliver strong performance while meeting the needs of advisors and their investors with the core value, growth and fixed income components of a conservative, well-diversified portfolio. Diversifying our assets under management to include growth and value stocks as well as preferred securities, convertible bonds, REITs, senior loans and alternative investments has added more balance to our business and expanded our opportunities for growth.

"During the first quarter approximately 75% of gross sales and net flows came from non-municipal investment products. Equity sales of $3.8 billion were more than three times the level of our equity sales in the first quarter of 2003 and up over 80% from the prior quarter.


                                    - more -

NUVEEN INVESTMENTS REPORTS RECORD FIRST QUARTER EARNINGS -- PAGE 2


"Additionally our strong first quarter sales and flows reflected $2.3 billion in sales of income-oriented products and $1.6 billion of net flows," said Schwertfeger. "We raised $600 million in a new floating-rate fund that provides investors with a measure of protection against rising short term interest rates, and added approximately $900 million in assets through our Nuveen municipal managed accounts and funds during the quarter.

"We continue to believe our success reflects our ongoing commitment to core long-term investment disciplines, product innovation and strong relationships with financial advisors and affluent and high-net-worth investors as well as our institutional clients."

The Company also announced that it will begin expensing the cost of stock options effective April 1, 2004. The methodology to be used will result in a restatement of financial results for the first quarter of 2004 and for prior periods. If the Company had adopted this accounting change in the first quarter of 2004, net income would have been reduced by $2.9 million, and diluted EPS would have been reduced by $0.03 per share. Similarly, last year's first quarter diluted EPS would have been reduced by $0.03 per share.

Nuveen Investments, Inc. will host a conference call to discuss its first quarter results today, April 20, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services that contribute to the building of well-diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise: Nuveen, focused on tax-free investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios. In total, the Company manages more than $100 billion in assets. Nuveen Investments, Inc. (NYSE: JNC) is an affiliate of The St. Paul Travelers Companies, Inc. (NYSE: STA).

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2003 and the Quarter Ended March 31, 2004 In thousands, except share data

                                                                    2003
                                             --------------------------------------------------
                                              1ST QTR   2ND QTR   3RD QTR    4TH QTR     TOTAL
                                             --------   -------   -------    -------   --------
REVENUES:
  Investment advisory fees from
   assets under management (1)               $ 95,244    99,047   103,479    107,077    404,847
  Product distribution                          1,584     3,278     2,169      2,175      9,206
  Performance fees/other revenue                4,719     3,772    15,179     14,306     37,976
                                             --------   -------   -------    -------   --------
      Total operating revenues                101,547   106,097   120,827    123,557    452,028
                                             --------   -------   -------    -------   --------

EXPENSES:
  Compensation and benefits                    28,880    29,063    36,711     35,403    130,057
  Advertising and promotional costs             2,555     3,096     2,834      3,143     11,627
  Occupancy and equipment costs                 4,902     4,922     4,732      4,765     19,321
  Amortization of intangible assets             1,302     1,302     1,302      1,302      5,208
  Travel & entertainment                        1,781     1,956     1,955      2,035      7,726
  Outside and professional services             4,545     4,994     5,170      5,623     20,331
  Other operating expenses                      3,278     4,278     5,248      4,495     17,299
                                             --------   -------   -------    -------   --------
      Total operating expenses                 47,242    49,610    57,952     56,766    211,570
                                             --------   -------   -------    -------   --------
OPERATING INCOME                               54,305    56,487    62,875     66,792    240,458
                                             --------   -------   -------    -------   --------
INTEREST EXPENSE AND OTHER                      (981)      (916)   (1,816)    (1,458)    (5,171)
                                             --------   -------   -------    -------   --------
INCOME BEFORE TAXES                            53,324    55,571    61,059     65,333    235,288
                                             --------   -------   -------    -------   --------
INCOME TAXES:
  Federal                                      17,597    17,942    19,927     21,322     76,788
  State                                         3,093     3,620     3,764      4,027     14,504
                                             --------   -------   -------    -------   --------
      Total income taxes                       20,690    21,562    23,691     25,349     91,292
                                             --------   -------   -------    -------   --------
NET INCOME                                   $ 32,634    34,009    37,368     39,984    143,996
                                             ========   =======   =======    =======   ========


AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:
  Basic                                        92,566    92,473    92,773     92,632     92,612
  Diluted                                      95,687    95,787    96,296     96,005     95,944
                                             --------   -------   -------    -------   --------
EARNINGS PER SHARE:
  Basic                                      $   0.35      0.37      0.40       0.43       1.55
  Diluted                                    $   0.34      0.36      0.39       0.42       1.50
                                             ========   =======   =======    =======   ========


GROSS SALES (in millions):
  Mutual funds                               $    385       446       348        357      1,536
  Managed accounts-retail                       1,546     1,703     2,205      2,490      7,943
  Managed accounts-institutional                  538       477       552        769      2,336
  Exchange-traded funds-common                  1,306     2,104       353        341      4,105
                                             --------   -------   -------    -------   --------
  Total funds and accounts excluding
   Muni/Fund Preferred(TM)                      3,774     4,730     3,458      3,956     15,920
  Exchange-traded funds-Muni/Fund
   Preferred(TM)                                  422       694       946        117      2,179
                                             --------   -------   -------    -------   --------
     Total funds and accounts                $  4,196     5,424     4,404      4,074     18,098
                                             ========   =======   =======    =======   ========

MANAGED FUNDS AND ACCOUNTS (in millions):
  ASSETS UNDER MANAGEMENT:
      Beginning of period                    $ 79,719    81,360    88,258     90,059     79,719
          Sales - funds and accounts            4,196     5,424     4,404      4,074     18,098
          Dividend and defined portfolio
           reinvestments                           74        96       102        141        413
          Redemptions and withdrawals          (2,165)   (2,432)   (2,421)    (2,054)    (9,073)
                                             --------   -------   -------    -------   --------
             Total net flows into funds
              and accounts                      2,105     3,088     2,085      2,161      9,438
          Appreciation / (depreciation) of
           managed assets                        (463)    3,810      (284)     3,136      6,199
                                             --------   -------   -------    -------   --------
      End of period                          $ 81,360    88,258    90,059     95,356     95,356
                                             ========   =======   =======    =======   ========


  RECAP BY PRODUCT TYPE:
          Mutual funds                       $ 11,889    12,228    12,043     12,285
          Exchange-traded funds                41,565    45,315    46,131     47,094
          Managed accounts-retail              19,321    21,692    22,985     25,676
          Managed accounts-institutional        8,585     9,023     8,900     10,300
                                             --------   -------   -------    -------
             Total assets under management   $ 81,360    88,258    90,059     95,356
                                             ========   =======   =======    =======


                                                                     2004
                                              ------------------------------------------------
                                              1ST QTR    2ND QTR   3RD QTR   4TH QTR    TOTAL
                                              --------   -------   -------   -------   -------
REVENUES:
  Investment advisory fees from
   assets under management (1)                $112,355         -         -         -   112,355
  Product distribution                           2,427         -         -         -     2,427
  Performance fees/other revenue                 4,912         -         -         -     4,912
                                              --------    ------   -------    ------   -------
      Total operating revenues                 119,694         -         -         -   119,694
                                              --------    ------   -------    ------   -------

EXPENSES:
  Compensation and benefits                     33,213         -         -         -    33,213
  Advertising and promotional costs              3,019         -         -         -     3,019
  Occupancy and equipment costs                  4,813         -         -         -     4,813
  Amortization of intangible assets              1,299         -         -         -     1,299
  Travel & entertainment                         1,863         -         -         -     1,863
  Outside and professional services              5,446         -         -         -     5,446
  Other operating expenses                       4,874         -         -         -     4,874
                                              --------    ------   -------    ------   -------
      Total operating expenses                  54,527         -         -         -    54,527
                                              --------    ------   -------    ------   -------
OPERATING INCOME                                65,167         -         -         -    65,167
                                              --------    ------   -------    ------   -------
INTEREST EXPENSE AND OTHER                         199         -         -         -       199
                                              --------    ------   -------    ------   -------
INCOME BEFORE TAXES                             65,365         -         -         -    65,365
                                              --------    ------   -------    ------   -------
INCOME TAXES:
  Federal                                       21,333         -         -         -    21,333
  State                                          4,029         -         -         -     4,029
                                              --------    ------   -------    ------   -------
      Total income taxes                        25,362         -         -         -    25,362
                                              --------    ------   -------    ------   -------
NET INCOME                                    $ 40,004         -         -         -    40,004
                                              ========    ======   =======    ======   =======


AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:
  Basic                                         92,867         -         -         -    92,867
  Diluted                                       96,305         -         -         -    96,305
                                              --------    ------   -------    ------   -------
EARNINGS PER SHARE:
  Basic                                       $   0.43         -         -         -      0.43
  Diluted                                     $   0.42         -         -         -      0.42
                                              ========    ======   =======    ======   =======


GROSS SALES (in millions):
  Mutual funds                                $    391         -         -         -       391
  Managed accounts-retail                        3,716         -         -         -     3,716
  Managed accounts-institutional                   963         -         -         -       963
  Exchange-traded funds-common                     871         -         -         -       871
                                              --------    ------   -------    ------   -------
  Total funds and accounts excluding
   Muni/Fund Preferred(TM)                       5,941         -         -         -     5,941
  Exchange-traded funds-Muni/Fund
   Preferred(TM)                                   152         -         -         -       152
                                              --------    ------   -------    ------   -------
     Total funds and accounts                 $  6,092         -         -         -     6,092
                                              ========    ======   =======    ======   =======

MANAGED FUNDS AND ACCOUNTS (in millions):
  ASSETS UNDER MANAGEMENT:
      Beginning of period                     $ 95,356         -         -         -    95,356
          Sales - funds and accounts             6,092         -         -         -     6,092
          Dividend and defined portfolio
           reinvestments                            72         -         -         -        72
          Redemptions and withdrawals           (2,367)        -         -         -    (2,367)
                                              --------    ------   -------    ------   -------
             Total net flows into funds
              and accounts                       3,797         -         -         -     3,797
          Appreciation / (depreciation) of
           managed assets                        1,771         -         -         -     1,771
                                              --------    ------   -------    ------   -------
      End of period                           $100,923         -         -         -   100,923
                                              ========    ======   =======    ======   =======


  RECAP BY PRODUCT TYPE:
          Mutual funds                        $ 12,438         -         -         -
          Exchange-traded funds                 48,620         -         -         -
          Managed accounts-retail               28,587         -         -         -
          Managed accounts-institutional        11,278         -         -         -
                                              --------    ------   -------    ------
             Total assets under management    $100,923         -         -         -
                                              ========    ======   =======    ======

(1) Advisory fee revenue will fluctuate based on the number of days in the quarter - In 2004, Q1 has 91 days, Q2 has 91 days, Q3 and Q4 have 92 days.